Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                              }    CASE NUMBER
                                    }    02-10835
                                    }
The NewPower Company, et. al.       }    JUDGE        W. Homer Drake, Jr.
                                    }
DEBTORS                             }    CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 10/31/06 To 11/30/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                Paul Ferdinands
                                                -------------------
                                                Attorney for Debtor

Debtor's Address                                Attorney's Address
and Phone Number                                and Phone Number

P.O. Box 17296                                  191 Peachtree St.
Stamford, Ct 06907                              Atlanta, GA 30303 Tel:
(203) 329-8412                                  Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                             Totals
For Period from October 31, 2006 - November 30, 2006

Opening Cash Balance -10/31/06                             $ 50,793

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                              58
-------------------------------------------------------------------
Total Inflows                                                    58
----------------------------------------------------------------------------------------------------------
                                                                          Distribution of Outflows
Outflows:                                                                     NewPower       The NewPower
Post Petition:                                                          Holdings, Inc.            Company

Professionals - Bankruptcy                                      141               141
Consulting Fees
Lockbox Fees
Supplies & Misc                                                   1                 1
Rent                                                              1                 1
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Payroll (inlcuding tax payments & fees)                          10                10
T&E Reimbursements                                                1                 1
State Tax Payments
Distribution to Equity                                       25,621            25,621
----------------------------------------------------------------------------------------------------------
Total Outflows                                               25,775            25,775
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
Net Cash Flows                                             (25,717)
-------------------------------------------------------------------

                                                      -------------
Closing Cash Balance                                      $ 25,076
======================================================-------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                                3,602

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from October 31, 2006 - November 30, 2006
Amounts in $000's


Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance*  - Gross                $ 13,476 (per 11/30/06 G/L)
PLUS:  Current Month New Billings                          -
LESS:  Collections During the Month                        -
                                                -------------

End of Month Balance - Gross                        $ 13,476 (per 11/30/06 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                                -------------

End of Month Balance - Net of Allowance             $      -
                                                =============

Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.


                        AR Aging for Post Petition Receivables

                          Current     > 30 days    > 60 days      Total
                        -------------------------------------------------

                              $ -          $ -         $ 111      $ 111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from October 31, 2006 - November 30, 2006
Amounts in $000's


See attached System Generated A/P reports as of 11/30/2006 (Attachments 2A and
2B).


Beginning of Period Balance                         $ 262 (per 11/30/06 G/L)
PLUS:  New Indebtedness Incurred                       38
LESS:  Amounts Paid on A/P                           (138)
                                             -------------

End of Month Balance                                $ 162 (per 11/30/06 G/L)
                                             =============

                                                                    Exhibit 2A

                            The New Power Company
                            Vendor Balance Detail
                           As of November 30, 2006

                                             Type             Date                 Amount        Balance
                                             --------------   ------------  --------------   ------------
AT& T Wireless                                                                                      0.00
                                             Bill             11/16/2006           257.67         257.67
                                             Bill Pmt -Check  11/19/2006          -257.67           0.00
                                                                            --------------   ------------
Total AT& T Wireless                                                                 0.00           0.00

Kaster Moving Co. Inc.                                                                              0.00
                                             Bill             11/16/2006            82.50          82.50
                                             Bill Pmt -Check  11/19/2006           -82.50           0.00
                                                                            --------------   ------------
Total Kaster Moving Co. Inc.                                                         0.00           0.00

Mellon Investors Services, LLC                                                                      0.00
                                             Bill             11/16/2006         1,588.90       1,588.90
                                             Bill Pmt -Check  11/19/2006        -1,588.90           0.00
                                                                            --------------   ------------
Total Mellon Investors Services, LLC                                                 0.00           0.00

Ms. Patricia Foster                                                                                 0.00
                                             Bill             11/16/2006         1,159.68       1,159.68
                                             Bill Pmt -Check  11/19/2006        -1,159.68           0.00
                                                                            --------------   ------------
Total Ms. Patricia Foster                                                            0.00           0.00

Parker, Hudson, Rainer & Dobbs                                                                      0.00
                                             Bill             11/16/2006        16,622.71      16,622.71
                                             Bill             11/16/2006        17,693.25      34,315.96
                                             Bill Pmt -Check  11/19/2006       -34,315.96           0.00
                                                                            --------------   ------------
Total Parker, Hudson, Rainer & Dobbs                                                 0.00           0.00

Poorman-Douglas Corporation                                                                         0.00
                                             Bill             11/16/2006           448.71         448.71
                                             Bill Pmt -Check  11/19/2006          -448.71           0.00
                                                                            --------------   ------------
Total Poorman-Douglas Corporation                                                    0.00           0.00

Sidley Austin Brown & Wood                                                                    100,000.00
                                             Bill Pmt -Check  11/19/2006      -100,000.00           0.00
                                                                            --------------   ------------
Total Sidley Austin Brown & Wood                                              -100,000.00           0.00
                                                                            --------------   ------------
TOTAL                                                                         -100,000.00           0.00
                                                                            ==============   ============


New Debt                                                                        37,853.42
Paid                                                                          -137,853.42

                                                                    Exhibit 2B

                            The New Power Company
                            Unpaid Vendor Detail
                           As of November 30, 2006


Name                                                    Balance
-----------------------------------             ----------------


Franchise Tax Liability                              158,379.00
Payroll Tax Liablility                                 2,152.16
                                                ----------------
                                                     160,531.16

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from October 31, 2006 - November 30, 2006
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $      - (per 11/30/06 G/L)
PLUS:  Inventory Purchased                             -
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                            $      - (per 11/30/06 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                      $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period              $     -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                    $     -
                                             ============

                                                                  Attachment 4

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         11/01/2006-11/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                     $ 624,702.46
Total Deposits                          $ 5,686.43
Total Payments                        $ 151,604.92
Closing Balance                       $ 478,783.97
Service Charges                           $ 290.40

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A

Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   11/01/2006-11/30/2006

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance                            $ 15,339,733.99
Total Deposits                                   $ 25,591.81
Total Payments                                    $ 2,733.90 Payroll Taxes
Closing Balance                              $ 15,362,591.90
Service Charges                                          $ -

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       11/01/2006-11/30/2006

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           The New Power Company Reserve Account
Account Number:
Purpose of Account:     Reserve for Shareholder Distributions

Beginning Balance       $34,921,194.67
Total Deposits           $ 26,916.73
Total Payments          $25,621,142.4Enron Payments
Closing Balance         $9,326,968.97
Service Charges                  $ -

First Check issued this Period N/A Last Check issued this Period N/A Total # of checks issued this Period N/A

January 2006 Interest $ 19,102.57 February 2006 Interest $ 17,263.46 March 2006 Interest $ 19,122.65 April 2006 Interest $ 27,821.49 May 2006 Interest $
29,459.33 June 2006 Interest $ 28,533.24 July 2006 Interest $ 29,508.59 August
2006 Interest $ 29,533.65 September 2006 Interest $ 58,068.60
October2006Interest $ 60,103.67 November 2006 Interest $ 26,916.73

Interest Calculations:

                                    Shares   Distribution  2004 Int.   2005 Int.  Q1 -Q3 2006     Oct-06     Nov-06    Distribution
Lana Pai                         1,032,000     608,880.00     729.73    3,944.28     4,327.09     996.72   1,441.73
Enron Energy Services            8,650,400   5,103,736.00   6,116.75   33,061.61    36,270.45   8,354.64   2,777.32   (4,242,367.21)
Cortez Energy Services           5,000,000   2,950,000.00   3,535.53   19,109.87    20,964.61   4,829.05   1,605.31   (2,452,121.99)
McGarrett I,  LLC                6,766,400   3,653,856.00   4,379.09   23,669.40    28,012.69   6,535.05   2,172.44   (3,039,462.16)
McGarrett II,  LLC               8,458,200   4,567,428.00   5,473.99   29,587.45    35,016.69   8,169.01   2,715.61   (3,799,417.54)
McGarrett III, LLC               2,791,800   1,507,572.00   1,806.80    9,765.94    11,557.97   2,696.35     896.34   (1,254,074.61)

Surfboards & Co.- warrants       5,404,800   2,918,592.00   3,497.89   18,906.41    22,375.71   5,220.01   7,550.66
EES Warrant Trust - warrants    24,117,800  13,023,612.00  15,608.59   84,365.96    99,846.97  23,293.20   7,743.33  (10,833,698.93)
Ari Benacerraf- options             10,000       5,400.00       6.47       34.98        41.42       9.66      13.97

                                            ----------------------------------------------------------------------------------------
                                62,231,400  34,339,076.00  41,154.84  222,445.89   258,413.60  60,103.67  26,916.73  (25,621,142.44)


                                                 Give Back
                                     Balance   to Non Enron  Final Balance
Lana Pai                          620,319.85                    620,319.85
Enron Energy Services             947,949.55     947,949.55              -
Cortez Energy Services            547,922.38     547,922.38              -
McGarrett I,  LLC                 679,162.51     679,162.51              -
McGarrett II,  LLC                848,973.22     848,973.22              -
McGarrett III, LLC                280,220.79     280,220.79              -
                                           -
Surfboards & Co.- warrants      2,976,142.67                  2,976,142.67
EES Warrant Trust - warrants    2,420,771.20   2,420,771.20              -
Ari Benacerraf- options             5,506.80                      5,506.80
                                -------------------------------------------
                                9,326,968.97   5,725,000.00   3,601,968.97
Remaining Reserve Balance

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance                              $0.00
Total Deposits                           $151,299.72
Total Payments                           $151,299.72
Closing Balance                                $0.00
Service Charges                                  N/A

First Check issued this Period                200971
Last Check issued this Period                 200978
Total # of checks issued this Period               8

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance                        $0.00
Total Deposits                          $14.80
Total Payments                          $14.80
Closing Balance                          $0.00
Service Charges                            N/A

First Check issued this Period              NA
Last Check issued this Period               NA
Total # of checks issued this Period        NA

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                    ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance                        $0.00
Total Deposits                           $0.00
Total Payments                           $0.00
Closing Balance                          $0.00
Service Charges                            N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance                      $0.00
Total Deposits                         $0.00
Total Payments                         $0.00
Closing Balance                        $0.00
Service Charges                        $0.00

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance                        $0.00
Total Deposits                           $0.00
Total Payments                           $0.00
Closing Balance                          $0.00
Service Charges                            N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           $ -

First Check issued this Period             NA
Last Check issued this Period              NA
Total # of checks issued this Period        0


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance                      $0.00
Total Deposits                         $0.00
Total Payments                         $0.00
Closing Balance                        $0.00
Service Charges                          N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance     $0.00
Total Deposits        $0.00
Total Payments        $0.00
Closing Balance       $0.00
Service Charges         N/A

First Check issued this Period          None
Last Check issued this Period           None
Total # of checks issued this Period    None


                      ACCOUNT CLOSED

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     11/01/2006-11/30/2006

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                           N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                      ACCOUNT CLOSED

                                                                     Exhibit 5

                            The New Power Company
                                 Check Detail
                                November 2006

Num         Date           Name                                  Original Amount
---------   ------------   --------------------------------   ------------------

wire        11/14/2006     United States Treasury                       2,733.90
200971      11/16/2006     M. Patricia Foster                           3,692.73
200972      11/19/2006     Poorman-Douglas Corporation                    448.71
200973      11/19/2006     AT& T Wireless                                 257.67
200974      11/19/2006     Mellon Investors Services, LLC               1,588.90
200975      11/19/2006     Parker, Hudson, Rainer & Dobbs              34,315.96
200976      11/19/2006     Ms. Patricia Foster                          1,159.68
200977      11/19/2006     Sidley Austin Brown & Wood                 100,000.00
200978      11/19/2006     Kaster Moving Co. Inc.                          82.50

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from October 31, 2006 - November 30, 2006
Amounts in $000's

Taxes Paid During the Month


Employment Taxes                                                   2.7


Taxes Owed and Due

Payroll Tax Liability                                              2.2

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from October 31, 2006 - November 30, 2006
Amounts in $000's


Summary of Officer Compensation

See supplemental attachment.

Personnel Report
                                                          Full Time   Part Time
# of Employees at beginning of period                                         1
# hired during the period                                         -           -
# terminated/resigned during period                               -           -
                                                        ------------------------
# employees on payroll - end of period                            0           1
                                                        ========================

# of employees on temporary consulting assignments                            0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

                                                                 Attachment 7B

                  Payments made to insiders 11/01/06 11/30/06

Payments are in gross amts

                Title                 Amount  Date        Type
FOSTER, MARY    President & CEO   $ 5,208.33  11/15/2006  Salary for pay period 11/01 -11/15
                                  $ 5,208.33  11/30/2006  Salary for pay period 11/16 -11/30
                                 -----------
                                 $ 10,416.67
                                 ===========

                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from October 31, 2006 - November 30, 2006